MUNIYIELD
MICHIGAN
INSURED
FUND, INC.




FUND LOGO




Semi-Annual Report

April 30, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniYield Michigan Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.432 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.62%, based on a month-end per share net asset value of $15.48. Over the same period, the total investment return on the Fund's Common Stock was +1.32%, based on a change in per share net asset value from $15.93 to $15.48, and assuming reinvestment of $0.493 per share ordinary income dividends and $0.160 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction
Market Preferred Stock had an average yield of 3.23%.

The Municipal Market Environment
During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy
During the last several months, we adopted a more neutral investment strategy, since indicators pointed to a continuation of healthy domestic economic growth and benign inflation. In addition, we believed that long-term tax-exempt bond yields would continue to trade in a relatively narrow range, centered around present levels. Consequently, we focused on income-producing securities rather than those issues with the potential for capital gains. Should the tax-exempt bond market perform as expected, coupon income will be the more important component of the Fund's performance. MuniYield Michigan Insured Fund, Inc. remained fully invested for most of the past several months. We expect to maintain this position going forward in order to seek to enhance shareholder income.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



June 8, 1999



MuniYield Michigan Insured Fund, Inc.
April 30, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield Michigan Insured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



MuniYield Michigan Insured Fund, Inc.
April 30, 1999



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Michigan Insured Fund, Inc.
April 30, 1999



PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield Michigan Insured Fund Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                                     Shares                    Shares Withheld
                                                                                   Voted For                     From Voting
1. To elect the Fund's Directors:               Terry K. Glenn                     6,804,912                        225,094
                                                Edward H. Meyer                    6,795,306                        234,700
                                                Jack B. Sunderland                 6,793,206                        236,800
                                                J. Thomas Touchton                 6,804,912                        225,094
                                                Fred G. Weiss                      6,804,912                        225,094
                                                Arthur Zeikel                      6,804,212                        225,794

                                                                                     Shares      Shares Voted     Shares Voted
                                                                                   Voted For        Against         Abstain

2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                               6,850,242         34,052         145,712

3. To approve an amendment to the Articles Supplementary of the Fund.              Adjourned       Adjourned       Adjourned


During the six-month period ended April 30, 1999, MuniYield Michigan Insured Fund Inc.'s Preferred Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares                      Shares Withheld
                                                                                   Voted For                      From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Donald Cecil, M. Colyer Crum, Edward H. Meyer,
   Jack B. Sunderland, J. Thomas Touchton, Fred G. Weiss
   and Arthur Zeikel                                                                 1,849                             0


                                                                                     Shares      Shares Voted     Shares Voted
                                                                                   Voted For        Against         Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                                 1,849             0               0

3. To approve an amendment to the Articles Supplementary of the Fund.              Adjourned       Adjourned       Adjourned


MuniYield Michigan Insured Fund, Inc.
April 30, 1999


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HDA    Housing Development Authority
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                 Issue                                                (Note 1a)
Michigan--97.5%

AAA     Aaa      $1,250   Chelsea, Michigan, School District, GO, 5.875% due 5/01/2005 (c)(f)                  $   1,382
                          Delta County, Michigan, Economic Development Corporation, Environmental

                          Improvement Revenue Refunding Bonds (Mead-Escanaba Paper), DATES (a):
NR*     P1        2,000      Series D, 4.20% due 12/01/2023                                                        2,000
NR*     P1          500      Series E, 4.20% due 12/01/2023                                                          500

                          Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien,
                          Series A (d):
AAA     Aaa       3,220      5% due 7/01/2021                                                                      3,152
AAA     Aaa       3,550      5% due 7/01/2027                                                                      3,451

AAA     Aaa       5,000   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25%
                          due 7/01/2002 (c)(f)                                                                     5,457

AAA     Aaa       1,000   Eastern Michigan University, General Revenue Refunding Bonds, 6.375%
                          due 6/01/2014 (b)                                                                        1,080

AAA     Aaa       1,995   Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5% due 5/01/2022 (d)              1,952

AAA     Aaa       2,460   Fenton, Michigan, Area Public Schools, GO, 5% due 5/01/2021 (c)                          2,409

AAA     Aaa       4,500   Grand Ledge, Michigan, Public Schools District, GO, 6.60% due 5/01/2004 (d)(f)           5,119

AAA     Aaa       3,000   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25%
                          due 1/01/2011 (c)                                                                        3,169

                          Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds (Munson
                          Healthcare), Series A (b):
AAA     NR*       3,335      6.25% due 7/01/2002 (f)                                                               3,646
AAA     Aaa       2,500      5.50% due 7/01/2018                                                                   2,582
AAA     Aaa       1,665      6.25% due 7/01/2022                                                                   1,801

AAA     Aaa       1,000   Grandville, Michigan, Public Schools District, GO, Refunding, 6.60% due
                          5/01/2005 (c)(f)                                                                         1,144

AAA     Aaa       2,500   Greenville, Michigan, Public Schools, GO, 5.75% due 5/01/2004 (d)(f)                     2,728

AAA     Aaa       1,770   Holly, Michigan, Area School District, GO, Refunding, 5% due 5/01/2022 (c)               1,732

AAA     Aaa       1,700   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Bonds (Borgess Medical Center), Series A, 5.625% due 6/01/2014 (b)                       1,802

AAA     Aaa       1,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Refunding and Improvement Bonds (Bronson Methodist Hospital), 5.75%
                          due 5/15/2016 (d)                                                                        1,580

NR*     Aaa       2,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                          Revenue Refunding Bonds (Bronson Methodist Hospital), 5.50% due 5/15/2028 (d)            2,596

AAA     Aaa       2,000   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                          (Butterworth Health Systems), Series A, 5.625% due 1/15/2006 (d)(f)                      2,200

AAA     Aaa       2,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue Refunding
                          Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (d)                          2,452


MuniYield Michigan Insured Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                 Issue                                                (Note 1a)
Michigan (continued)

AAA     Aaa      $4,000   Lakeshore, Michigan, Public Schools, GO, 5.70% due 5/01/2022 (d)                     $   4,227

AAA     Aaa       1,000   Leslie, Michigan, Ingham and Jackson Counties Public Schools, GO, Refunding,
                          6% due 5/01/2005 (b)(f)                                                                  1,113

AAA     Aaa       2,000   Lincoln Park, Michigan, School District, GO, 7% due 5/01/2006 (c)(f)                     2,364

AAA     VMIG1++     100   Michigan Higher Education, Student Loan Revenue Bonds, VRDN, AMT, Series
                          XII-D, 3.95% due 10/01/2015 (a)(b)                                                         100

                          Michigan Municipal Bond Authority Revenue Bonds:
AA+     Aa1       1,500      (Drinking Water Revolving Fund), 4.75% due 10/01/2020                                 1,419
AA+     Aa1       2,000      (State Revolving Fund), Series A, 6.60% due 10/01/2002 (f)                            2,220

                          Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local Government
                          Loan Program), Series A:
AAA     Aaa       1,035      6.50% due 5/01/2012 (b)                                                               1,138
AAA     Aaa       1,870      6.50% due 11/01/2012 (d)                                                              2,055
AAA     Aaa       5,000      6.125% due 12/01/2018 (c)                                                             5,533

AAA     Aaa       1,100   Michigan State Building Authority, Revenue Refunding Bonds (Facilities
                          Program), Series I, 5.50% due 10/01/2006 (b)                                             1,192

                          Michigan State, HDA, Rental Housing Revenue Bonds (d):
AAA     Aaa       1,000      AMT, Series A, 5.30% due 10/01/2037                                                     993
AAA     Aaa       1,500      Series B, 5.10% due 10/01/2019                                                        1,496

                          Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
AAA     Aaa       2,500      (Mercy Health Services), Series T, 6.50% due 8/15/2013 (d)                            2,832
AAA     Aaa       1,250      (Mid-Michigan Obligation Group), Series A, 5.375% due 6/01/2027 (e)                   1,267
AAA     Aaa       1,100      (Sisters of Mercy Health Corp.), Series M, 6.25% due 2/15/2022 (e)                    1,184

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
A       A1        5,000      (Ford Motor Company Project), Series A, 6.55% due 10/01/2022                          5,364
BBB+    Baa3      2,500      (Waste Management Inc. Project), 6.625% due 12/01/2012                                2,681

NR*     P1          700   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                          VRDN, 4.20% due 4/15/2018 (a)                                                              700

AAA     Aaa       4,000   Michigan State Trunk Line, Revenue Refunding Bonds, Series A, 4.75% due
                          11/01/2020 (d)                                                                           3,798

AAA     Aaa       7,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation Revenue
                          Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)         9,428

                          Monroe County, Michigan, PCR (Detroit Edison Company), AMT (d):
AAA     Aaa       4,500      Series CC, 6.55% due 6/01/2024                                                        4,946
AAA     Aaa       1,500      Series I-B, 6.55% due 9/01/2024                                                       1,655

AAA     Aaa       2,390   Muskegon Heights, Michigan, Public Schools, GO, 5% due 5/01/2024 (d)                     2,330

AAA     Aaa       4,000   Northern Michigan University, Revenue Refunding Bonds, 5% due 12/01/2025 (d)             3,891

AAA     Aaa       1,000   Oakland University, Michigan, Revenue Bonds, 5.75% due 5/15/2026 (d)                     1,068

AAA     Aaa       1,870   Redford, Michigan, Unified School District, GO, 5.90% due 5/01/2006 (c)(f)               2,086

AAA     Aaa       5,925   Riverview, Michigan, Community School District, GO, 6.70% due 5/01/2002 (c)(f)           6,513

                          Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                          (William Beaumont Hospital), VRDN (a):
A1+     VMIG1++     500      Series J, 4.20% due 1/01/2003                                                           500
AA      VMIG1++   4,200      Series L, 4.20% due 1/01/2027 (d)                                                     4,200

AA      Aa3       2,620   Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds (Beaumont
                          Properties, Inc.), Series E, 6.625% due 1/01/2019                                        2,813


MuniYield Michigan Insured Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                 Issue                                                (Note 1a)
Michigan (concluded)

AAA     Aaa      $7,000   Saint Clair County, Michigan, Economic Revenue Refunding Bonds (Detroit
                          Edison Co. Project), Series AA, 6.40% due 8/01/2024 (b)                               $  7,874

AAA     Aaa       1,225   Three Rivers, Michigan, Community Schools, GO, Refunding, 5% due 5/01/2023 (e)           1,198

A1+     VMIG1++     500   University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                          4.25% due 12/01/2027 (a)                                                                   500

                          University of Michigan, University Hospital, Revenue Refunding Bonds, VRDN (a):
A1+     VMIG1++   2,100      Series A, 4.15% due 12/01/2019                                                        2,100
A1+     NR*       2,300      Series A-2, 4.15% due 12/01/2024                                                      2,300

AAA     Aaa       1,500   Warren, Michigan, Water and Sewer Revenue Bonds, 5.25% due 11/01/2026 (e)                1,511

NR*     NR*       2,500   Wayne Charter County, Michigan, Airport Revenue Bonds, RIB, AMT, Series 68,
                          6.795% due 12/01/2017 (d)(g)                                                             2,615

AAA     Aaa       5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25% due 10/01/2017 (d)          5,991

AAA     Aaa       1,750   Ypsilanti, Michigan, School District, GO, Refunding, 5.375% due 5/01/2026 (c)            1,782

Puerto Rico--2.2%

NR*     NR*       3,500   Puerto Rico, Insured Trust Receipts, RITR, 6.42% due 7/01/2027 (d)(g)                    3,706


Total Investments (Cost--$153,703)--99.7%                                                                        164,617

Other Assets Less Liabilities--0.3%                                                                                  415
                                                                                                                --------
Net Assets--100.0%                                                                                              $165,032
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             79.3%
AA/Aa                                3.9
A/A                                  3.3
BBB/Baa                              1.6
NR (Not Rated)                       3.8
Other++                              7.8

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Michigan Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999
Assets:             Investments, at value (identified cost--$153,702,799) (Note 1a)                         $164,617,268
                    Cash                                                                                          74,937
                    Interest receivable                                                                        2,919,876
                    Prepaid expenses and other assets                                                              7,831
                                                                                                            ------------
                    Total assets                                                                             167,619,912
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  2,349,800
                      Dividends to shareholders (Note 1e)                                       142,781
                      Investment adviser (Note 2)                                                72,542        2,565,123
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        22,563
                                                                                                            ------------
                    Total liabilities                                                                          2,587,686
                                                                                                            ------------

Net Assets:         Net assets                                                                              $165,032,226
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 50,000,000
                      Common Stock, par value $.10 per share (7,431,634 shares
                      issued and outstanding)                                              $    743,163
                    Paid-in capital in excess of par                                        103,660,153
                    Undistributed investment income--net                                      1,372,752
                    Accumulated realized capital losses on investments--net                  (1,189,771)
                    Distributions in excess of realized capital gains on
                    investments--net (Note 1e)                                                 (468,540)
                    Unrealized appreciation on investments--net                              10,914,469
                                                                                           ------------
                    Total--Equivalent to $15.48 net asset value per share of
                    Common Stock (market price--$14.8125)                                                    115,032,226
                                                                                                            ------------
                    Total capital                                                                           $165,032,226
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                               For the Six Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  4,499,480
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    414,626
                    Commission fees (Note 4)                                                     65,299
                    Professional fees                                                            44,759
                    Accounting services (Note 2)                                                 32,292
                    Transfer agent fees                                                          22,948
                    Directors' fees and expenses                                                 14,074
                    Listing fees                                                                  8,340
                    Printing and shareholder reports                                              7,739
                    Custodian fees                                                                5,619
                    Pricing fees                                                                  4,275
                    Other                                                                         8,750
                                                                                           ------------
                    Total expenses                                                                               628,721
                                                                                                            ------------
                    Investment income--net                                                                     3,870,759
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,353,720
Unrealized          Change in unrealized appreciation on investments--net                                     (2,962,826)
Gain (Loss)on                                                                                               ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  2,261,653
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                            April 30,        October 31,
Increase (Decrease) in Net Assets:                                                             1999              1998
Operations:         Investment income--net                                                 $  3,870,759     $  7,931,192
                    Realized gain on investments--net                                         1,353,720        2,178,434
                    Change in unrealized appreciation on investments--net                    (2,962,826)       1,189,382
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,261,653       11,299,008
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,277,923)      (6,148,457)
Shareholders          Preferred Stock                                                          (555,600)      (1,563,380)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                           (1,552,255)              --
                      Preferred Stock                                                          (249,120)              --
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --         (266,100)
                      Preferred Stock                                                                --         (202,440)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,634,898)      (8,180,377)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                 894,471               --
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (2,478,774)       3,118,631
                    Beginning of period                                                     167,511,000      164,392,369
                                                                                           ------------     ------------
                    End of period*                                                         $165,032,226     $167,511,000
                                                                                           ------------     ------------

                   *Undistributed investment income--net                                   $  1,372,752     $  1,335,516
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  15.93   $  15.51  $  15.16  $  15.13   $  13.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51       1.07      1.09      1.11       1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.21)       .46       .33       .03       1.71
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .30       1.53      1.42      1.14       2.84
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.44)      (.83)     (.84)     (.87)      (.86)
                      Realized gain on investments--net                   (.21)        --        --        --       (.26)
                      In excess of realized gain on
                      investments--net                                      --       (.04)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.65)      (.87)     (.84)     (.87)     (1.12)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.07)      (.21)     (.23)     (.24)      (.23)
                        Realized gain on investments--net                 (.03)        --        --        --       (.06)
                        In excess of realized gain on
                        investments--net                                    --       (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.10)      (.24)     (.23)     (.24)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.48   $  15.93  $  15.51  $  15.16   $  15.13
                                                                      --------   --------  --------  --------   --------
                    Market price per share, end of period             $14.8125   $ 15.875  $  14.50  $  14.25   $  13.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (2.71%)++  16.03%     8.00%    12.14%     23.73%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.32%++    8.85%     8.58%     6.45%     20.20%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .76%*      .74%      .74%      .75%       .78%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.67%*     4.79%     4.96%     5.03%      5.44%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $115,032   $117,511  $114,392  $111,834   $111,600
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $ 50,000   $ 50,000  $ 50,000  $ 50,000   $ 50,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  22.93%     41.65%    16.68%    21.82%     41.11%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,301   $  3,350  $  3,288  $  3,237   $  3,232
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    278   $    782  $    849  $    882   $    836
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock
Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc.
April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


MuniYield Michigan Insured Fund, Inc.
April 30, 1999


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $30,526,235 and $37,237,384, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:


                                    Realized      Unrealized
                                      Gains         Gains

Long-term investments              $1,353,720    $10,914,469
                                   ----------    -----------
Total                              $1,353,720    $10,914,469
                                   ==========    ===========


As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $10,914,469, of which $11,123,383 related to appreciated securities and $208,914 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $153,702,799.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1999 increased by 57,164 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.55%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $41,754 as commissions.

5. Subsequent Event:
On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065546 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.



MuniYield Michigan Insured Fund, Inc.
April 30, 1999



YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Michigan Insured Fund, Inc.
April 30, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Gerald M. Richard, Treasurer of MuniYield Michigan Insured Fund,
Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MIY